UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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TALEO CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Taleo Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Taleo Corporation

Commission File No.: 000-51299

ORACLE BUYS TALEO

Adds Leading Talent Management Cloud Offering to the Oracle Public Cloud

February 9, 2012

Taleo TALENT INTELLIGENCE

Additional Information and Where to Find It

- Taleo Corporation ("Taleo") plans to file with the Securities and Exchange Commission (the "SEC") and furnish to its stockholders a proxy statement in connection with the proposed merger with Tiger Acquisition Corporation, pursuant to which Taleo would be indirectly acquired by Oracle Corporation (the "Merger"). The proxy statement will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Taleo through the web site maintained by the SEC at www.sec.gov, from Taleo by calling (925) 452-3120 or writing to Investor Relations at 4140 Dublin Boulevard, Suite 400, Dublin, California 94568, or by going to Taleo's Investor Relations web site at http://ir.taleo.com/financials.cfm.

- Taleo and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Taleo in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein and certain compensation arrangements based on or relating to the Merger will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Taleo's proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2011. This document is available free of charge at the SEC's web site at www.sec.gov, from Taleo by calling (925) 452-3120 or writing to Investor Relations at 4140 Dublin Boulevard, Suite 400, Dublin, California 94568, or by going to Taleo's Investor Relations web site at http://ir.taleo.com/financials.cfm.

Note on Forward-Looking Statements

- The subject document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the expected benefits and costs of the transaction, the plans, strategies and objectives of management for future operations, and the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, including obtaining antitrust approvals in the U.S. and other jurisdictions, as applicable, the ability of Oracle to successfully integrate Taleo's operations and employees, the ability to realize anticipated benefits of the proposed Merger, and such other risks as identified in Taleo's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and Taleo's most recent Quarterly Report on Form 10-Q, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Taleo assumes no obligation to update any forward-looking statement contained in the subject document.

Taleo
TALENT INTELLIGENCE

FORWARD LOOKING STATEMENT

Oracle buys Taleo

- Adds leading talent management cloud offering to the Oracle Public Cloud
- Transaction is expected to close mid-year 2012

About Taleo

- Taleo is a leading provider of cloud-based talent management software that helps organizations attract, develop, motivate and retain human capital to improve business performance and drive growth
- Headquartered in Dublin, CA, with over 1,400 employees worldwide
- Over 5,000 enterprises of all sizes rely on Taleo across many industries
- Taleo's cloud manages 15% of all US hires and is one of the world's largest cloud deployments with nearly 16 billion transactions per year

Combination creates a comprehensive cloud offering for organizations to manage their Human Resource operations and employee careers

- Empowers employees and managers to effectively manage careers throughout their entire employment – including planning and budgeting, recruiting and on boarding, administration of benefits and payroll, and career development and transition
- Enables organizations to retain talent and optimize costs, establish and align employee goals, streamline hiring processes, and accelerate leadership development
- Improves employee experience through faster on boarding and better collaboration with team members via social media

Taleo
TALENT INTELLIGENCE

WHAT WE ARE ANNOUNCING

ORACLE
PUBLIC CLOUD
Taleo

Taleo
TALENT INTELLIGENCE

Database
Service
Java
Service
Oracle
Social
Network
Data
Service
Security
Service
Talent Management
+
Fusion
Sales and
Marketing
Fusion
Human
Capital
Management
Oracle
RightNow
Service
Fusion
ERP
ORACLE ADDS TALEO’S TALENT MANAGEMENT CLOUD TO
THE ORACLE PUBLIC CLOUD

RECRUITING
PERFORMANCE
COMPENSATION
SUCCESSION
LEARNING

Taleo

TALENT INTELLIGENCE

TALEO’S TALENT MANAGEMENT CLOUD
DELIVERS UNIFIED TALENT MANAGEMENT
REPORTING
& ANALYTICS
Taleo Recruiting and On Boarding
• Identify qualified applicants by connecting candidate
performance and retention data with sourcing and
recruitment requirements
• Reduce new employee on boarding cycle time from days
to minutes
Taleo Performance and Goals
• Real-time intelligence to drive performance assessment
and set career goals
• Provide employees with regular and timely feedback and
coaching
Taleo Compensation
• Provides managers with real-time insight into
organizational budget
• Reward and retain high performers and make better
investment in key talent
Taleo Succession
• Evaluate experience and skills to identify and develop
future company leaders
Taleo Learning and Development
• Design and deliver curriculum and learning events
• Track training to meet compliance needs

Effective Management
› Staff, align and incent teams to
ensure productivity and results
› Plan, with a consolidated view of
headcount, budgets and costs
› Make better decisions with
complete workforce visibility and
business intelligence
Company Value
› Find the right new job, quickly get
on board and up-to-speed
› Develop a career path and
enhance skills for new roles
› Build relationships across the
organization to enhance
productivity
Employee Value
› Collaborate with employees to
provide better service delivery
with social media capabilities
› Effective, compliant actions with
complete employee information
› Drive better talent practices
throughout the organization
HR Value
Empowered HR Team
Motivated Employees
ORACLE AND TALEO
COMPREHENSIVE CLOUD OFFERING TO MANAGE HR OPERATIONS AND
EMPLOYEE CAREERS

RECRUIT
HIRE
ONBOARD
DEVELOP
REWARD
PLAN

Taleo
TALENT INTELLIGENCE

ORACLE AND TALEO
DELIVERING GREAT EXPERIENCES THROUGHOUT THE EMPLOYEE
LIFECYCLE
Creates a comprehensive cloud offering to manage Human
Resources and employee careers
› Provides managers complete knowledge of internal capabilities and skills needed to grow the company
› Provides visibility into employee profiles and access to talent pools to source ideal candidates
› Increases employee retention rates by better aligning candidates to business requirements, and the right compensation and
growth opportunities
Improves employee experience
› Simplifies on boarding by streamlining new hire paper work
› Quickly aligns employees to company goals
› Empowers employees with access to learning and career
management tools
Delivers powerful intelligence and a complete social experience
› Develop career opportunities with ongoing job performance and goal assessment
› Collaborate between teams and HR using social networks to
gain insight about the company, key projects and how to get
involved

Starbucks Coffee, Starwood, Toys R Us, Best Buy, Hyatt
	Comerica, Banque Nationale du Canada, JPMorganChase, Fidelity Investments, The Hartford
	Acxiom, Dell, Ericsson, hp
	Activision, Thomson, Condé Nast Publications, Cirque du Soleil, IAC
	American Airlines, Air Canada, United, AirTran
	Rio Tinto, Tesoro, Sempra Energy, El Paso, Weatherford, MidAmerican Energy Holdings Company
	Sutter Health, Health Net A Better Decision, UnitedHealth Group, BlueCross BlueShield Association, Group Health

Taleo
TALENT INTELLIGENCE

Retail &
Hospitality
Financial
Services
Technology
Media &
Entertainment
Travel
Energy &
Mining
Healthcare
TALEO’S CUSTOMERS INCLUDE LEADERS ACROSS
INDUSTRIES
Complexity Solved With Taleo
• Simplified hiring, faster on
boarding and training for
seasonal workforces
• Competitive business
environment requires
advanced career management
programs to retain top talent
• Tap into contingent workforces
(contractors, temps,
outsourcers) for recruiting
efforts
• Manage, recruit and develop
global workforce under local
guidelines and languages
• Ongoing training helps reduce
potential workplace hazards

TALEO SUCCESS STORY: HYATT
EASILY IDENTIFY TOP CANDIDATES, IMPROVING PRODUCTIVITY
BY 50%
COMPANY OVERVIEW:
• Hyatt is a leading global
hospitality company with 478
properties in 45 countries and
more than 75,000 employees
CHALLENGES:
• Needed to assess cultural fit, customer service
values and work ethic, when selecting best
candidates for entry level positions
TALEO PROVIDES:
•
Recruiting
RESULTS:
• Integrated prescreening tools and behavioral
assessments focus managers on high quality
candidates
• Recruiters are able to access the Taleo system
via mobile devices to quickly make offers on open
positions
• Fills thousands of jobs annually while cutting
costs and turnover, reducing advertising
expenses by 50%, and increasing productivity by
50%

TALEO SUCCESS STORY: ROGERS
IMPROVED HIRING DECISIONS AND DRIVING DOWN ATTRITION
RATES
COMPANY OVERVIEW:
• As Canada’s top
communications and media
organization, Rogers strives to
be the best at what they do –
bringing innovative products and
first-rate customer service to the
marketplace
CHALLENGES:
• Recruitment efforts required more formalized
methods to optimize effectiveness of recruiters
TALEO PROVIDES:
• Recruiting
• On boarding
• Performance and Succession
RESULTS:
• Reduced time to hire by 15%
• Drove down attrition by 46% with improved
candidate prescreening
• Drastically improved productivity and reduced
operational costs with talent intelligence

Taleo brings complementary solutions to the Oracle Public Cloud

Taleo is a leading provider of cloud-based talent management solutions

Taleo

TALENT INTELLIGENCE

• Taleo brings industry-leading Talent Management solutions to the Oracle
Public Cloud
• Oracle offers best-in-class Cloud services: Fusion Human Capital
Management, Fusion ERP, Fusion Sales and Marketing, Oracle RightNow
Service, Oracle Social Network, Database Service, Java Service, Data
Service and Security Service
• Oracle’s BI and Middleware can offer value to Taleo’s customers
• Oracle’s and Taleo’s solutions enable enterprises of all sizes to establish best practices across all Human Capital activities, accelerate adoption, and quickly create value
• 15% of all US hires flow through Taleo, processing up to 74 million transactions per day
• Nearly half of the top 30 career sites in the world are powered by Taleo
• 240 million candidates are on Taleo Talent Exchange, a marketplace for sourcing candidates
• Experienced team with specialized skills for developing, selling, servicing, operating and supporting talent management cloud solutions
ORACLE AND TALEO
COMPLEMENTARY TALENT MANAGEMENT AND HUMAN CAPITAL
MANAGEMENT SOLUTIONS

THANK YOU!